UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02633

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2012

Item 1.  Report to Stockholders.

[Calvert First Government Money Market Fund Semi-Annual Report to Shareholders]

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Dear Shareholder:

In some respects, the first half of 2012 was eerily similar to the first half of 2011. The year began with a relatively healthy start for the U.S. economy and the sovereign debt crisis in the eurozone fading into the background. However, the eurozone debt issues again grabbed the spotlight during the second quarter, sparking new worries about European economies, the future of the euro currency itself, and the potential impact on economic growth in the United States.

As a result, the second quarter of 2012 again saw investors rush into relatively risk-free assets such as U.S. Treasuries when news from the eurozone looked bad, then move back into riskier securities like corporate bonds when it seemed to improve. Overall, the yield for the benchmark 10-year Treasury note fell over the course of the six-month reporting period, standing at 1.64% at the end of June. In fact, the 10-year Treasury yield reached a record low of 1.47% on June 1, and set another new low in July.

While money-market interest rates declined over the first half of the year in 2011, they were little changed at close to zero percent in 2012. Relative to the first half of 2011, corporate bonds fared a little better in the first six months of 2012, with the Barclays U.S. Credit Index gaining 4.55% versus last year’s first-half return of 3.41%.

We also seem to be in a better position going forward now than at the end of the first half of 2011. An agreement aimed at stabilizing Europe’s banking industry lifted investors’ confidence at the very end of the reporting period. One of the top domestic concerns at this point last year was how the economy and markets would fare given the end of QE2.

This year, the uncertainty surrounding the presidential election is a top concern, and we may see heightened volatility over the next few months as a result. However, that uncertainty has an end date, and, whatever the outcome, its resolution will likely benefit the markets. More troubling is the “fiscal cliff” expected in January 2013, when several income tax cuts will expire and large spending cuts will become effective unless Congress intervenes. But that, too, should see some resolution as we move closer to the end of the year.

A Truly Uneven Recovery

Overall, the two-steps-forward-one-step-back progress we’ve seen with some U.S. economic indicators explains why some consumers and businesses are feeling left behind in the midst of an “improving” economy.

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A Brookings Institution map depicting the economic recovery in metropolitan areas across the United States reveals no clear regional winners. Metro areas in Texas as well as Boston, Raleigh, San Jose, Seattle, Boise, Phoenix, Salt Lake City, Detroit, and Greenville, South Carolina have seen the strongest rebounds. Meanwhile, California’s Central Valley, Colorado Springs, Las Vegas, Tucson, Albany, Augusta, Honolulu, Providence, and Florida’s metro areas have lagged the most.1

The housing market has finally started to brighten in the past year. But again, the progress is sporadic. Home prices have risen the most in the western United States, increasing 5.5% year-over-year for the first six months of 2012, and declined the most in the Midwest, falling 0.7%.2 Furthermore, what some call a “flight to quality” in housing has boosted home sales and prices in highly desirable neighborhoods, while those in nearby, less-desirable areas languish.

In employment, data from the U.S. Labor Department shows more than 70% of jobs lost in service industries during the recession have returned, while only 15% of jobs lost in manufacturing, construction, and other goods-producing industries have come back. Even within industries, the differences can be stark. In retail, general merchandisers such as Costco have recouped 92% of lost positions, while department stores have regained just 41% of lost jobs.3

At Calvert, we are cautiously optimistic about the economic recovery in the months ahead. But it’s likely that we will see much uncertainty and the potential for renewed volatility on the journey back to more prosperous times for everyone.

New Fixed-Income Portfolio Manager

Shortly after the close of the reporting period, Calvert welcomed Vishal Khanduja, CFA, to our taxable fixed income portfolio management team. Mr. Khanduja will be a portfolio manager for Calvert Government Fund and Calvert Ultra-Short Income Fund.4 He spent the past four years at Columbia Management in Minneapolis, where he was co-portfolio manager for some of the firm’s inflation-protected securities funds. Prior to joining Columbia, he was an associate director in fixed-income analytics at Galliard Capital Management in Minneapolis. We look forward to tapping his experience in the global government and currency markets as we develop strategies to expand our fixed-income products into global markets.

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Recognition for Calvert’s 529 College Savings Plan

With college tuitions skyrocketing, 529 plans are critical tools for helping to fund higher education. Of course, performance is a key factor that both investors and advisors consider when choosing a college savings plan.

That’s why we’re pleased to announce that Savingforcollege.com, an independent source of 529-plan data and publications, ranked Calvert’s DC 529 College Savings Plan as the top-performing advisor-sold plan in the nation for one-year performance (including sales charges) for the period ending March 31, 2012. The DC 529 Plan also ranked fourth in the nation for three-year performance (including sales charges) for the same period.5 You can find out more about the plan at www.dccollegesavings.com.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance is one of the best ways to help mitigate the effects of the economy’s—and the markets’—uneven recovery. And of course, we recommend consulting your financial advisor if you have questions or concerns.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. You can also now get the same information on the go with Calvert’s new iPhone® app, which is available for free at iTunes.

As always, we thank you for investing with Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.
July 2012

1. Brookings Institution, Metro Monitor - June 2012, www.brookings.edu/research/interactives/july-metromonitor#overall

2. Clear Capital, “June Home Prices Provide Further Evidence of Budding Recovery. Forecast Indicates Further Increases Through 2012,”July 2012 Market Report, http://clearcapital.com/company/Market-Report.cfm?month=July&year=2012

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3. Paul Davison and Barbara Hansen, “Service Businesses Lead Uneven Jobs Recovery,” USA Today, July 15, 2012, www.usatoday.com/money/economy/story/2012-07-15/jobs-recovered/56242656/1

4. Investment in mutual funds involves risk, including possible loss of principal invested. For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money. Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member FINRA and subsidiary of Calvert Investments, Inc.

5. Savingforcollege.com derives the rankings using each plan’s relevant portfolio performance in seven unique asset allocation categories: 100% Equity, 80% Equity, 60% Equity, 40% Equity, 20% Equity, 100% Fixed and 100% ShortTerm. The plan’s composite ranking is determined by the average of its percentile ranking in these categories. Within each category, portfolios are compared and ranked based on published investment returns. Separate rankings are produced for one-, three-, and five-year periods. In addition, two versions of rankings for each performance period are produced: one based on performance without sales charges and the other based on performance with maximum sale charges. Please visit savingforcollege.com for more information about the ranking. See the plan’s progam disclosure statement at http://www.savingforcollege.com/articles/2012-3-year-top-performing-direct-plans-q1 for more information regarding its performance, fees and expenses.

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Performance

The six-month reporting period ended June 30, 2012 was roughly divided into two phases. The first, from January through mid-March, featured rising interest rates and improving U.S. economic data. On average, 226,000 new jobs were added each month during the first quarter of 2012, compared with a monthly average of 164,000 jobs for the last quarter of 2011. The unemployment rate fell from 8.5% in December to 8.1% in April.

Improvements such as these prompted market participants to speculate about an earlier-than-expected end to the Federal Reserve (Fed) easing cycle, driving market interest rates up. In fact, the benchmark 10-year Treasury note yield steadily rotated around the 2% level for a number of months before reaching nearly 2.4% in mid-March.

However, troubles in the euro area returned to the fore in early April, dominating the direction of the financial markets. Political turmoil and another failed bailout in Greece led officials to talk openly for the first time about the possibility of Greece exiting from the euro. Spain’s deterioration in bank capital and funding access was another enormous problem, as well as government bond yields in Spain and Italy spiking into the danger zone.

On the other hand, yields of safe-haven government bonds, such as German bunds and U.S. Treasuries, plunged to record or near-record lows as investors once again sought refuge from the storm. In June, Spain requested a European Union (EU) bailout to recapitalize its banks without requiring more sovereign borrowing. The EU subsequently released a statement outlining its next steps for resolving the currency union crisis. This temporarily calmed the markets, but

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this cycle looks likely to repeat again later this year.

U.S. economic data also started to soften in the second quarter of 2012. Payroll growth for the second quarter of 2012 decelerated to a monthly pace of just 75,000 jobs. The decline in the unemployment rate stalled. Investors began to consider the odds of extreme federal fiscal tightening in 2013 depending on the outcome of the presidential and congressional elections—the so-called “fiscal cliff” of coinciding tax increases and spending cuts that will be effective on January 1, 2013 unless the federal government takes action.

China’s economic growth measurements retreated as well. By the end of June, a number of advanced and emerging economy central banks had eased monetary policy. This included the Fed, which extended the “operation twist” program for another six months and signaled a willingness to take more easing measures if needed.

Over the reporting period, the yield on the 10-year Treasury note fell 0.25 percentage points to 1.64%. Taxable and tax-exempt money market rates were little changed, pinned down by the Fed’s near-zero interest rate monetary policy. Yield curves flattened in major bond market sectors, including municipal bonds. In fact, longer-term municipal bond yields declined while the Barclays Municipal Bond index gained 3.66%.

Outlook

In broad strokes, the first half of 2012 followed a pattern similar to the prior two years. Initially better economic data pushed interest rates higher, only to have rates fall later on heightened euro turmoil and evidence of slowing economic growth. Looking ahead, we continue to expect bouts of financial market volatility. The euro-area crisis is on a long-term timeline.

Relatively speaking, the United States has fared better than most of the rest of the world and the housing market has shown signs of bottoming. However, the labor market remains weak and is a top concern for Fed leadership. We expect headline and core inflation rates to remain low. With the Fed ready to ease policy later this year if needed, we expect interest rates to remain very low as well unless there is an abrupt and sustained change in U.S. growth and euro rescue prospects.

July 2012

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CALVERT FIRST GOVERNMENT MONEY MARKET PORTFOLIO June 30, 2012

Investment Performance
(total return at NAV*)
	6 months	12 months
	ended	ended
	6/30/12	6/30/12
Class O	0.005%	0.01%
Class B	0.005%	0.01%
Class C	0.005%	0.01%

Lipper U.S.
Government Money
Market Funds Average	0.01%	0.01%

Average Annual Total Returns

Class O
Six month**		0.005%
One year		0.01%
Five year		0.94%
Ten year		1.55%

Class B	(with max. load)
Six month**		-4.99%
One year		-4.99%
Five year		0.34%
Ten year		0.86%

Class C	(with max. load)
Six month**		-0.99%
One year		-0.99%
Five year		0.53%
Ten year		0.85%

7-day Simple/Effective Yield
Class O	0.01% / 0.01%
Class B	0.01% / 0.01%
Class C	0.01% / 0.01%

% of Total
Investment Allocation	Investments
U.S. Government
Agencies and Instrumentalities	12.2%
Variable Rate Demand Notes	68.8%
U.S. Treasury	19.0%

Total	100%

Weighted Average Maturity
30 days ended
6/30/12	12/31/11
35 days	52 days

*Total return assumes reinvestment of dividends. The performance data shown represents past performance and does not guarantee future results. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. Investment return will fluctuate so that current performance may be lower or higher than the performance data quoted. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Visit www.calvert.com for current performance data.

** Total return is not annualized for periods of less than one year.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, (including sales charges on Class B and C redemptions); and (2) ongoing costs, including management fees; distribution (12b-1) fees on Class B and C shares; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2012 to June 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The Fund charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $2,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges on Class B and C shares. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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			EXPENSES PAID
	BEGINNING	ENDING	DURING PERIOD*
	ACCOUNT VALUE	ACCOUNT VALUE	1/1/12 -
	1/1/12	6/30/12	6/30/12

Class O
Actual	$1,000.00	$1,000.05	$0.75
Hypothetical	$1,000.00	$1,024.11	$0.76
(5% return per
year before expenses)

Class B
Actual	$1,000.00	$1,000.05	$0.76
Hypothetical	$1,000.00	$1,024.11	$0.76
(5% return per
year before expenses)

Class C
Actual	$1,000.00	$1,000.05	$0.75
Hypothetical	$1,000.00	$1,024.11	$0.76
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 0.15%, 0.15% and 0.15% for Class O, Class B, and Class C, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
June 30, 2012

	PRINCIPAL
VARIABLE RATE DEMAND NOTES - 68.1%	AMOUNT	VALUE
Allegheny County Pennsylvania Hospital Development Authority
Revenue, 0.18%, 7/15/28, CEI: Fannie Mae (r)	$1,300,000	$1,300,000
Chicago Illinois MFH Revenue, 0.22%, 7/1/29, CEI:
Freddie Mac (r)	5,755,000	5,755,000
Colorado HFA Revenue:
Hamptons Apts. Project, 0.17%, 10/15/16, CEI:
Fannie Mae (r)	3,000,000	3,000,000
Silver Apts. Project, 0.17%, 10/15/16, CEI: Fannie Mae (r)	2,590,000	2,590,000
Woodstream Village Project, 0.20%, 2/1/31, CEI:
Fannie Mae (r)	2,315,000	2,315,000
Englewood Colorado MFH Revenue, 0.19%, 12/1/26,
CEI: Freddie Mac (r)	1,500,000	1,500,000
Kansas Development Finance Authority MFH
Revenue, 0.18%, 7/1/30, CEI: Freddie Mac (r)	5,100,000	5,100,000
Louisiana HFA Revenue, 0.18%, 3/15/37, CEI: Fannie Mae (r)	1,735,000	1,735,000
Marietta Georgia Housing Authority MFH Revenue,
0.18%, 7/1/24, CEI: Freddie Mac (r)	2,500,000	2,500,000
Maryland Community Development Administration
Revenue, 0.17%, 12/1/37, CEI: Freddie Mac (r)	4,750,000	4,750,000
Mississippi Home Corp. MFH Revenue, 0.23%, 8/15/40,
CEI: Fannie Mae (r)	4,660,000	4,660,000
Montgomery County Pennsylvania Redevelopment
Authority MFH Revenue:
Forge Gate Apts. Project, 0.25%, 8/15/31,
CEI: Fannie Mae (r)	1,200,000	1,200,000
Kingswood Apts. Project, 0.23%, 8/15/31, CEI:
Fannie Mae (r)	625,000	625,000
Nevada Housing Division Revenue, 0.18%, 4/15/39,
CEI: Fannie Mae (r)	4,150,000	4,150,000
New York City Housing Development Corp. MFH Mortgage
Revenue, 0.21%, 5/15/39, CEI: Fannie Mae (r)	2,335,000	2,335,000
New York City Housing Development Corp. MFH Revenue:
0.17%, 6/15/34, CEI: Fannie Mae (r)	3,350,000	3,350,000
0.18%, 11/15/37, CEI: Fannie Mae (r)	4,300,000	4,300,000
0.21%, 11/1/38, CEI: Freddie Mac (r)	2,600,000	2,600,000
New York State HFA Revenue:
0.18%, 11/15/29, CEI: Fannie Mae (r)	2,800,000	2,800,000
0.18%, 5/15/33, CEI: Fannie Mae (r)	1,400,000	1,400,000
0.17%, 5/15/36, CEI: Fannie Mae (r)	3,100,000	3,100,000
0.17%, 11/15/38, CEI: Fannie Mae (r)	1,825,000	1,825,000

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	PRINCIPAL
VARIABLE RATE DEMAND NOTES - Cont’d	AMOUNT	VALUE
Richfield Minnesota MFH Revenue, 0.17%, 3/1/34,
CEI: Freddie Mac (r)	$4,610,000	$4,610,000
Utah Housing Corp. Single Family Revenue, 0.18%,
7/1/36, CEI: Fannie Mae & Freddie Mac (r)	1,673,000	1,673,000

Total Variable Rate Demand Notes (Cost $69,173,000)		69,173,000

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 12.1%
Federal Home Loan Bank:
0.875%, 8/22/12	2,500,000	2,502,275
0.27%, 5/21/13	1,000,000	1,000,000
Federal Home Loan Bank Discount Notes, Zero Coupon, 8/3/12	1,000,000	999,789
Overseas Private Investment Corp. VRDN:
0.18%, 11/15/13, GA: U.S. Government (r)	2,790,699	2,790,699
0.22%, 5/15/30, GA: U.S. Government (r)	3,000,000	3,000,000
0.07%, 6/15/31, GA: US Government (r)	1,948,718	1,948,718

Total U.S. Government Agencies and
Instrumentalities (Cost $12,241,481)		12,241,481

U.S. TREASURY - 18.8%
United States Treasury Notes:
0.375%, 8/31/12	3,000,000	3,001,145
4.125%, 8/31/12	3,000,000	3,019,871
0.375%, 9/30/12	2,000,000	2,001,259
4.25%, 9/30/12	2,000,000	2,020,357
0.375%, 10/31/12	2,000,000	2,001,362
0.625%, 1/31/13	2,000,000	2,005,632
1.375%, 2/15/13	2,000,000	2,015,388
0.625%, 2/28/13	1,000,000	1,003,127
0.625%, 4/30/13	2,000,000	2,006,984

Total U.S. Treasury (Cost $19,075,125)		19,075,125

TOTAL INVESTMENTS (Cost $100,489,606) - 99.0%		100,489,606
Other assets and liabilities, net - 1.0%		1,023,214
NET ASSETS - 100%		$101,512,820

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class O: 98,309,035 shares outstanding	$98,320,034
Class B: 60,017 shares outstanding	960,189
Class C: 2,227,413 shares outstanding	2,227,659
Undistributed net investment income	4,938

NET ASSETS	$101,512,820

NET ASSET VALUE PER SHARE
Class O (based on net assets of $98,324,813)	$1.00
Class B (based on net assets of $960,236)	$1.00
Class C (based on net assets of $2,227,771)	$1.00

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Explanation of Guarantees:
CEI: Credit Enhancement Instrument
GA: Guaranty Agreement

Abbreviations:
HFA: Housing Finance Agency/Authority
MFH: Multi-Family Housing
VRDN: Variable Rate Demand Notes

See notes to financial statements.

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STATEMENT OF OPERATIONS
Six Months Ended June 30, 2012

NET INVESTMENT INCOME
Investment Income:
Interest income	$88,695

Expenses:
Investment advisory fee	136,128
Transfer agency fees and expenses	86,695
Distribution Plan expenses:
Class B	5,272
Class C	12,084
Trustees’ fees and expenses	5,574
Accounting fees	8,596
Administrative fees:
Class O	131,789
Class B	1,318
Class C	3,021
Custodian fees	12,250
Registration fees	23,967
Reports to shareholders	12,686
Professional fees	9,000
Miscellaneous	16,370
Total expenses	464,750
Reimbursement from Advisor:
Class O	(338,487)
Class B	(15,189)
Class C	(26,790)
Fees paid indirectly	(2,236)
Net expenses	82,048

NET INVESTMENT INCOME	6,647

REALIZED GAIN (LOSS)
Net realized gain (loss)	—

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$6,647

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30,	DECEMBER 31,
Increase (Decrease) in Net Assets	2012	2011
Operations:
Net investment income	$6,647	$7,456
Net realized gain (loss)	—	409

Increase (Decrease) in Net Assets
resultIng from oPeratIons	6,647	7,865

Distributions to shareholders from:
Net investment income:
Class O shares	(5,282)	(11,814)
Class B shares	(52)	(134)
Class C shares	(121)	(244)
Total distributions	(5,455)	(12,192)

Capital share transactions:
Shares sold:
Class O shares	48,634,121	102,154,197
Class B shares	128,676	615,652
Class C shares	918,461	2,804,457
Reinvestment of distributions:
Class O shares	4,711	10,583
Class B shares	43	99
Class C shares	99	196
Shares redeemed:
Class O shares	(60,487,567)	(116,685,226)
Class B shares	(350,844)	(810,487)
Class C shares	(1,386,912)	(2,720,043)
Total capital share transactions	(12,539,212)	(14,630,572)

Total Increase (Decrease) in Net Assets	(12,538,020)	(14,634,899)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30,	DECEMBER 31,
Net Assets	2012	2011
Beginning of period	$114,050,840	$128,685,739
End of period (including undistributed net investment
income of $4,938 and $3,746, respectively)	$101,512,820	$114,050,840

Capital Share Activity
Shares sold:
Class O shares	48,634,121	102,154,197
Class B shares	128,676	615,652
Class C shares	918,461	2,804,457
Reinvestment of distributions:
Class O shares	4,711	10,583
Class B shares	43	99
Class C shares	99	196
Shares redeemed:
Class O shares	(60,487,567)	(116,685,226)
Class B shares	(350,844)	(810,487)
Class C shares	(1,386,912)	(2,720,043)
Total capital share activity	(12,539,212)	(14,630,572)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert First Government Money Market Fund (the “Fund”), the only series of the First Variable Rate Fund for Government Income, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers three classes of shares of beneficial interest - Classes O, B, and C. Class O shares are sold to the public with no front-end sales charge at the time of purchase and no back-end load when they are redeemed. Class B shares may be purchased only by exchange from Class B shares of other Calvert Funds. Class B shares are sold without a front-end sales charge at the time of purchase, but may be subject to a deferred sales charge upon redemption of the Fund in which the Class B shares were originally purchased. Class C shares may be purchased only by exchange from Class C shares of another Calvert Fund. Class C shares are sold without a front-end sales charge at the time of purchase and may be subject to a deferred sales charge if they are redeemed within one year after purchase of the Class C shares in the original Fund. Class B and C shares have higher expenses than Class O shares, including Distribution Plan expenses. Class O shares are not subject to a Distribution Plan.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). All securities are valued at amortized cost which approximates fair value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.

The Board of Trustees (the “Board”) has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

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The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with Rule 2a-7 under the Investment Company Act of 1940. Generally, if the credit quality is sufficient, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or, if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all relevant facts that are reasonably available, through either public information or information available to the Advisor’s portfolio management team, when determining the fair value of a security.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also

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be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At June 30, 2012, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2012:

	VALUATION INPUTS
Investments in Securities*	Level 1	Level 2	Level 3	Total
U.S. Government Obligations	—	$31,316,606	—	$31,316,606
Variable Rate Demand Notes	—	69,173,000	—	69,173,000
TOTAL	—	$100,489,606	—	$100,489,606

* For a complete listing of investments, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

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Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodians’ fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the banks. These credits are used to reduce the Fund’s expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .25% on the first $500 million, .225% on the next $400 million, .20% on the next $400 million, .175% on the next $700 million and .15% on the excess of $2 billion. Under the terms of the agreement, $21,262 was payable at period end. In addition, $40,663 was receivable at period end from the Advisor for reimbursement of operating expenses.

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The Advisor has agreed to limit net annual Fund operating expenses through April 30, 2013. The contractual expense cap is 2.00% for Classes B and C. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The Advisor voluntarily reimbursed expenses of $338,487, $9,744, and $22,340 to maintain a positive yield during the six months ended June 30, 2012 for Class O, B, and C shares, respectively.

Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Classes O, B, and C based on their average daily net assets. Under the terms of the agreement, $21,262 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, Classes B and C of the Fund have adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 1.00% annually of average daily net assets of Classes B and C. Class O shares do not have Distribution Plan expenses. Under the terms of the agreement, $2,621 was payable at period end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $40,244 for the six months ended June 30, 2012. Under the terms of the agreement, $6,402 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board Chair and Committee Chairs receive an additional $5,000 annual retainer. Trustee fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are

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made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2012, such purchase and sale transactions were $74,490,000 and $68,192,000, respectively.

As of June 30, 2012, the federal income tax cost of investments was $100,489,606.

NOTE D — LINE OF CREDIT

A financing agreement is in place between the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to the line of credit at June 30, 2012.

For the six months ended June 30, 2012, borrowings by the Fund under the agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$13,791	1.47%	$2,375,850	June 2012

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

			Periods ended
	June 30,		December 31,	December 31,
Class O Shares	2012		2011	2010
Net asset value, beginning	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	**		**	**
Net realized and unrealized gain (loss)	—		—	—
Total from investment operations	**		**	**
Distributions from:
Net investment income	(**)		(**)	(**)
Net asset value, ending	$1.00		$1.00	$1.00

Total return*	.005%		.01%	.01%
Ratios to average net assets: A
Net investment income	.01	% (a)	.01%	.01%
Total expenses	.80	% (a)	.78%	.75%
Expenses before offsets	.15	% (a)	.18%	.32%
Net expenses	.15	% (a)	.18%	.32%
Net assets, ending (in thousands)	$98,325		$110,172	$124,697

			Years Ended
	December 31,		December 31,	December 31,
Class O Shares	2009		2008	2007
Net asset value, beginning	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	.001		.024	.044
Net realized and unrealized gain (loss)	—		—	—
Total from investment operations	.001		.024	.044
Distributions from:
Net investment income	(.001)		(.024)	(.044)
Net asset value, ending	$1.00		$1.00	$1.00

Total return*	.13%		2.42%	4.50%
Ratios to average net assets: A
Net investment income	.13%		2.39%	4.39%
Total expenses	.73%		.72%	.74%
Expenses before offsets	.61%		.72%	.74%
Net expenses	.61%		.71%	.71%
Net assets, ending (in thousands)	$138,034		$205,970	$173,834

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

			Periods Ended
	June 30,		December 31,	December 31,
Class B Shares	2012		2011	2010
Net asset value, beginning	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	**		**	**
Net realized and unrealized gain (loss)	—		—	—
Total from investment operations	**		**	**
Distributions from:
Net investment income	(**)		(**)	(**)
Net asset value, ending	$1.00		$1.00	$1.00

Total return*	.005%		.01%	.01%
Ratios to average net assets: A
Net investment income	.01	% (a)	.01%	.01%
Total expenses	3.04	% (a)	2.80%	2.51%
Expenses before offsets	.16	% (a)	.18%	.32%
Net expenses	.15	% (a)	.18%	.32%
Net assets, ending (in thousands)	$960		$1,182	$1,377

			Years Ended
	December 31,		December 31,	December 31,
Class B Shares	2009		2008	2007
Net asset value, beginning	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	**		.011	.031
Net realized and unrealized gain (loss)	—		—	—
Total from investment operations	**		.011	.031
Distributions from:
Net investment income	(**)		(.011)	(.031)
Net asset value, ending	$1.00		$1.00	$1.00

Total return*	.01%		1.13%	3.17%
Ratios to average net assets: A
Net investment income	.03%		1.08%	3.08%
Total expenses	2.24%		2.25%	2.47%
Expenses before offsets	.71%		2.01%	2.02%
Net expenses	.71%		1.99%	2.00%
Net assets, ending (in thousands)	$2,723		$3,899	$2,043

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

			Periods Ended
	June 30,		December 31,	December 31,
Class C Shares	2012		2011	2010
Net asset value, beginning	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	**		**	**
Net realized and unrealized gain (loss)	—		—	—
Total from investment operations	**		**	**
Distributions from:
Net investment income	(**)		(**)	(**)
Net asset value, ending	$1.00		$1.00	$1.00

Total return*	.005%		.01%	.01%
Ratios to average net assets: A
Net investment income	.01	% (a)	.02%	.01%
Total expenses	2.37	% (a)	2.36%	2.33%
Expenses before offsets	.16	% (a)	.17%	.32%
Net expenses	.15	% (a)	.16%	.32%
Net assets, ending (in thousands)	$2,228		$2,696	$2,611

			Years Ended
Class C Shares	December 31, 2009		December 31, 2008	December 31, 2007
Net asset value, beginning	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	**		.011	.031
Net realized and unrealized gain (loss)	—		—	—
Total from investment operations	**		.011	.031
Distributions from:
Net investment income	(**)		(.011)	(.031)
Net asset value, ending	$1.00		$1.00	$1.00

Total return*	.01%		1.10%	3.17%
Ratios to average net assets: A
Net investment income	.01%		1.04%	3.08%
Total expenses	2.14%		2.21%	2.58%
Expenses before offsets	.74%		2.01%	2.02%
Net expenses	.74%		1.99%	2.00%
Net assets, ending (in thousands)	$3,445		$5,031	$1,941

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year.

** Net investment income and distributions were less than $.001 per share.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

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STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities

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held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washing-ton, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Investments, Inc.
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
FIRST	FAMILY OF FUNDS	Enhanced Equity Portfolio
GOVERNMENT		Equity Portfolio
MONEY	Tax-Exempt Money	Large Cap Value Fund
MARKET FUND	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy
	First Government Money	Fund
	Market Fund	Global Water Fund
	Money Market Portfolio	International Opportunities
Fund
	Municipal Funds	Equity Income Fund
Tax-Free Bond Fund
Balanced and Asset
	Taxable Bond Funds	Allocation Funds
	Bond Portfolio	Balanced Portfolio
	Income Fund	Conservative Allocation Fund
	Short Duration Income Fund	Moderate Allocation Fund
	Long-Term Income Fund	Aggressive Allocation Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

Not applicable

Item 3.  Audit Committee Financial Expert.

            Not applicable

Item 4.  Principal Accountant Fees and Services.

Not applicable

Item 5.  Audit Committee of Listed Registrants.

            Not applicable.

Item 6.  Schedule of Investments.

(a)    This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

            Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

            Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

            There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: August 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: August 30, 2012

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: August 30, 2012